Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 2,418,912,514	$ 2,227,729,336
Receivables:
Notes receivable from participants	19,273,572	19,022,223
Employer's contributions	33,536,352	34,083,168
Total receivables	52,809,924	53,105,391
Total assets	2,471,722,438	2,280,834,727
Liabilities
Accrued fees	167,678	231,118
Net assets available for benefits	$ 2,471,554,760	$ 2,280,603,609